Exhibit 21.1

List of Subsidiaries

Participation of Petróleos Mexicanos in the Capital Stock of Related Companies

Petróleos Mexicanos

Company	% of Participation	Parent	Jurisdiction of Incorporation

P.M.I. Comercio Internacional, S.A. de C.V.	98.33	Petróleos Mexicanos	Mexico

P.M.I. Holdings Petróleos España, S.L.U.	100.00	Petróleos Mexicanos	Redomiciled in Spain

Holdings Holanda Services, B.V.	100.00	Petróleos Mexicanos	Netherlands

Pemex Desarrollo e Inversión Inmobiliaria, S.A. de C.V.	99.99999	Petróleos Mexicanos	Mexico

	0.00001	III Servicios, S.A. de C.V.

III Servicios, S.A. de C.V.	99.982	Pemex Desarrollo e Inversión Inmobiliaria, S.A. de C.V.	Mexico

	0.018	Petróleos Mexicanos

PEMEX Procurement International, Inc.	100.00	Petróleos Mexicanos	United States

Kot Insurance Company AG	100.00	Petróleos Mexicanos	Redomiciled in Switzerland

PEMEX Finance Ltd.	100.00	Petróleos Mexicanos	Cayman Islands

Pemex Exploration and Production

Company	% of Participation	Parent	Jurisdiction of Incorporation

Compañía Mexicana de Exploraciones, S.A. de C.V.	60.00	Pemex Exploration and Production	Mexico

P.M.I. Campos Maduros SANMA, S. de R.L. de C.V.	100	Pemex Exploration and Production	Mexico

Pemex Industrial Transformation

Company	% of Participation	Parent	Jurisdiction of Incorporation

Mex Gas Internacional, S.L. (Holding)	100.00	Pemex Industrial Transformation	Redomiciled in Spain

Mex Gas Supply, S.L.	100.00	Mex Gas Internacional, S.L.	Redomiciled in Spain

MGI Asistencia Integral, S. de R. L. de C.V.	99.9997	Mex Gas Internacional, S.L.	Mexico

	0.0003	MGC México, S.A de C.V..

MGI Enterprises US LLC	100.00	Mex Gas Internacional, S.L.	United States

Terrenos para Industrias, S.A.	100.00	Pemex Industrial Transformation	Mexico

MGC México, S.A. de C.V.	99.9999	Mex Gas Internacional, S.L.	Mexico

	0.0001	MGI Asistencia Integral, S. de R.L. de C.V.

PMX Cogeneración Internacional, S.A.P.I. de C.V.	99.999997	Mex Gas Internacional, S.L.	Mexico

	0.000003	MGI Asistencia Integral, S. de R. L. de C.V.

PMX Cogeneración, S.A.P.I. de C.V.	99.9998	PMX Cogeneración Internacional, S.A.P.I. de C.V.	Mexico

	0.0002	Mex Gas Internacional, S.L.

Company	% of Participation	Parent	Jurisdiction of Incorporation

SNR Infraestructura, Mantenimiento y Servicios, S. de R.L. de C.V..	84.14	Mex Gas Internacional, S.L.	Mexico

Gas Bienestar, S. de R.L. de C.V	15.86 99.99997	Mex Gas Supply, S.L.	México

	0.00003	Mex Gas Internacional, S.L. Mex Gas Supply, S.L.

PMI Azufre Industrial, S.A. de C.V.	99.02	Mex Gas Internacional, S.L	Mexico

	0.98	MGI Asistencia Integral, S. de R. L. de C.V.

PMX Fertilizantes Holding, S.A. de C.V.	99.999999	Pemex Industrial Transformation	Mexico

	0.000001	Mex Gas Internacional, S.L.

PMX Fertilizantes Pacífico, S.A. de C.V.	34.90	Pemex Industrial Transformation	Mexico

	65.10	PMX Fertilizantes Holding, S.A. de C.V.

Pro-Agroindustria, S.A. de C.V.	99.56	PMX Fertilizantes Pacífico, S.A. de C.V.	Mexico

	0.44	PMX Fertilizantes Holding, S.A. de C.V.

Grupo Fertinal, S.A. de C.V.	99.99999999	PMX Fertilizantes Pacífico, S.A. de C.V.	Mexico

	0.00000001	PMX Fertilizantes Holding, S.A. de C.V.

Agroindustrias del Balsas, S.A. de C.V.	0.99	Productora y Comercializadora de Fertilizantes, S.A. de C.V.	Mexico

	99.01	Grupo Fertinal, S.A. de C.V.

Dinámica Industrial Balsas, S.A. de C.V.	99.9999	Grupo Fertinal, S.A. de C.V.	Mexico

	0.0001	Agroindustrias del Balsas, S.A. de C.V.

Materias Primas, Inmuebles y Transportes de México, S.A. de C.V.	99.9999999	Grupo Fertinal, S.A. de C.V.	Mexico

	0.0000001	Agroindustrias del Balsas, S.A. de C.V.

Roca Fosfórica Mexicana II, S.A. de C.V.	99.99999997	Grupo Fertinal, S.A. de C.V.	Mexico

	0.00000003	Agroindustrias del Balsas, S.A. de C.V.

Company	% of Participation	Parent	Jurisdiction of Incorporation

Sadcom del Centro, S.A. de C.V.	99.9999	Grupo Fertinal, S.A. de C.V.	Mexico

	0.0001	Agroindustrias del Balsas, S.A. de C.V.

Productora y Comercializadora de Fertilizantes, S.A. de C.V.	99.22	Sadcom del Centro, S.A. de C.V.	Mexico

	0.78	Grupo Fertinal, S.A. de C.V.

PPQ Cadena Productiva, S.L.U.	100	Pemex Industrial Transformation	Spain

P.T.I. Infraestructura de Desarrollo, S.A. de C.V.	99.999999	Pemex Industrial Transformation	Mexico

	0.000001	SNR Infraestructura, Mantenimiento y Servicios, S. de R.L. de C.V.

Pemex Logistics

Company	% of Participation	Parent	Jurisdiction of Incorporation

P.M.I. Servicios Portuarios Transoceánico, S.A. de C.V.	99.00	Pemex Logistics	Mexico

	1.00	III Servicios, S.A. de C.V.

Other Subsidiary Companies

Company	% of Participation	Parent	Jurisdiction of Incorporation

P.M.I. Services North America, Inc.	41	P.M.I. Holdings Petróleos España, S.L.	United States

	59	P.M.I. Norteamérica, S.A. de C.V.

P.M.I. Trading DAC	99.999	P.M.I. Norteamérica, S.A. de C.V.	Ireland

	0.001	Petróleos Mexicanos

P.M.I. Trading Mexico, S.A. de C.V.	99.0006	P.M.I. Trading DAC	Mexico

	0.9994	P.M.I. Holdings Petróleos España, S.L.

P.M.I. Norteamérica, S.A. de C.V.	90	Holdings Holanda Services, B.V.	Mexico

	10	P.M.I. Holdings Petróleos España, S.L.

Company	% of Participation	Parent	Jurisdiction of Incorporation

P.M.I. Midstream del Centro, S.A. de C.V.	99.9999	P.M.I. Norteamérica, S.A. de C.V.	Mexico

	0.0001	P.M.I. Comercio Internacional, S.A. de C.V.

P.M.I. Ducto de Juárez, S. de R.L. de C.V.	99.998	P.M.I. Services North America, Inc.	Mexico

	0.002	P.M.I. Norteamérica, S.A. de C.V.

Deer Park Refining Limited Partnership	49.995	P.M.I. Norteamérica, S.A. de C.V.	United States

	50.005	P.M.I. Services North America, Inc.

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